Exhibit C                                                             EX-99.CERT

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Robert A. Crowley, President (Chief Executive Officer) and Treasurer (Chief Financial Officer) of the Crowley Portfolio Group, Inc. (the "Registrant"), hereby certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended November 30, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: January 27, 2004
By:  /S/Robert A. Crowley
     ____________________
Name: Robert A. Crowley
Title: President (Chief Executive Officer)



Date: January 27, 2004
By:  /s/Robert A. Crowley
     ____________________

Name: Robert A. Crowley
Title: Treasurer (Chief Financial Officer)